EXHIBIT 32

Certification of Chief Executive Officer Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

In connection with the quarterly report on Form 10-Q of Bibb Corporation (Registrant), as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Judson Bibb, Chief Executive Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)  the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2)  the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date:  November 9, 2008                                                                      BIBB CORPORATION

/s/ Judson Bibb
By: Judson Bibb, President,
Chief Executive Officer, Secretary,
Treasurer, Chief Financial Officer
and Principal Accounting Officer